MAINSTAY VP FUNDS TRUST

MainStay VP MacKay Growth Portfolio

(the “Portfolio”)

Supplement dated February 5, 2021 (“Supplement”) to the
Summary Prospectus and Prospectus, each dated May 1, 2020, as supplemented

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP (“Wellington”) as the Portfolio’s subadvisor and the related subadvisory agreement; (ii) changing the Portfolio’s name; and (iii) modifying the Portfolio’s principal investment strategies and investment process.

On or about February 8, 2021, shareholders of the Portfolio will receive an information statement containing further information regarding the subadvisor change.

As a result, unless otherwise indicated below, effective on or about May 1, 2021, the following changes will be made to the Summary Prospectus and Prospectus:

1.	Name Change. The name of the Portfolio is changed to MainStay VP Wellington Growth Portfolio.

2.	Subadvisor Change. References to MacKay Shields LLC (“MacKay”) as Subadvisor to the Portfolio are replaced by Wellington, as appropriate.

3.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in securities issued by U.S. companies. Generally, an issuer of a security is considered to be a U.S. issuer based on the issuer's "country of risk," as determined by a third-party service provider such as Bloomberg.

Investment Process: Wellington Management Company LLP, the Portfolio’s Subadvisor (the “Subadvisor”), employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. The Subadvisor seeks to identify companies that have demonstrated above-average growth in the past, then conduct a thorough review of each company’s business model. The goal of this review is to identify companies that can sustain above-average growth because of their superior business models as represented by high returns on capital, strong management, and quality balance sheets. The Subadvisor may also give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity. The Subadvisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed by the Subadvisor to have greater estimated upside return potential relative to downside risk.

4.	Principal Risks. In the “Principal Risks” section of the Summary Prospectus, the “Portfolio Management Risk” is deleted and replaced with the following:

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

5.	Past Performance. The “Past Performance” section of the Summary Prospectus and Prospectus is revised as follows:

a)	References to the Portfolio’s prior benchmark, the S&P 500® Index, are deleted in their entirety.

b)	The following is added as the fourth paragraph:

Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

6.	Management. The “Management” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Portfolio’s Manager. Wellington Management Company LLP serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
Wellington Management Company LLP	Andrew J. Shilling, Senior Managing Director	Since May 2021

7.	More About Investment Strategies and Risks. The following is inserted as the fourth bullet to the “ESG Considerations” in the “More About Investment Strategies and Risks” section of the Prospectus:

•	Wellington: Wellington may give consideration to ESG criteria including, but not limited to, climate mitigation and resilience, corporate culture, as well as executive compensation and senior-level succession planning.

8.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of Wellington is added and the existing description of MacKay is deleted:

Wellington Management Company LLP has its principal offices at 280 Congress Street, Boston, MA 02210. As of December 31, 2020, Wellington had over $1 trillion of assets under management.

9.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biography for Andrew J. Shilling, and to delete references to the Portfolio in the biographies for Migene Kim and Mona Patni.

Andrew J. Shilling, CFA	Mr. Shilling is a Senior Managing Director and equity Portfolio Manager and joined Wellington in 1999. He has 29 years of investment management experience. Mr. Shilling earned his MBA from Dartmouth College (Tuck, 1994) and his BA in economics, cum laude, from Amherst College (1989). Additionally, he is a CFA® charterholder.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance. The Portfolio and New York Life Investment Management LLC will equally share in the direct transaction costs associated with the Portfolio’s transition. New York Life Investment Management LLC and Wellington will take steps to minimize direct and indirect transaction expenses associated with the Portfolio transition.

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10.	MAINSTAY VP WELLINGTON GROWTH PORTFOLIO: PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The performance data for the Wellington Growth Composite is provided to illustrate the past performance of Wellington, the MainStay VP Wellington Growth Portfolio’s Subadvisor, in managing all accounts that have an investment objective, strategies and policies substantially similar to the Fund (the “Composite”). You should not consider the performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, fees and expenses, asset sizes and cash flows between the Fund and the accounts comprising the Composite. If the performance had been adjusted to reflect the Fund’s fees and expenses, returns would have been lower than those shown.

Wellington has managed discretionary accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the Fund since December 1984. Andrew Shilling is the current portfolio manager of the accounts. Since inception of the accounts, Robert Rands acted as a portfolio manager from December 1984 until December 2006, and David Scudder acted as a portfolio manager from December 1984 until December 1998. The Composite includes accounts that are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act, and the Internal Revenue Code, to which the Fund, as a registered investment company, is subject. If the accounts were subject to all the requirements and limitations applicable to the Fund, the Composite’s performance might have been adversely affected.

The performance of the Composite is compared against the Russell 1000 Growth Index, the Composite’s and the Fund’s primary benchmark. Wellington believes that the Russell 1000 Growth Index aligns with the Fund’s market cap and growth orientation over time. The Russell 1000 Growth Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth Index is unmanaged and it is not possible to invest directly in an index.

The net and gross of fees performance reflect the deduction of all trading expenses and the reinvestment of dividends and other earnings. Net performance is presented after deduction of all fees and expenses, including management fees. Gross of fee performance does not reflect deductions of advisory fees or other expenses that may be incurred in the management of the account.

AS EXPLAINED ABOVE, THE HISTORICAL PERFORMANCE OF THE COMPOSITE IS NOT THAT OF THE FUND, IS NOT A SUBSTITUTE FOR THE FUND’S PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE RESULTS.

The Fund’s actual performance may differ significantly from the past performance of the Composite.

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	Russell 1000 Growth Index (Gross)
2020	42.94%	43.78%	38.49%
2019	40.69%	41.52%	36.39%
2018	1.56%	2.17%	-1.51%
2017	34.32%	35.10%	30.21%
2016	0.23%	0.84%	7.08%
2015	10.42%	11.08%	5.67%
2014	12.27%	12.94%	13.05%
2013	36.10%	36.90%	33.48%
2012	19.17%	19.88%	15.26%
2011	-8.73%	-8.17%	2.64%

Annualized Returns as of 12/31/2020
1 Year	42.94%	43.78%	38.49%
5 Years	22.42%	23.15%	21.00%
10 Years	17.57%	18.27%	17.21%
Since Inception (12/31/1984)	12.28%	12.95%	11.99%

*Composite returns are subject to change. Note, composite returns have always been considered preliminary until one full month after the month end and including the first business day of the new month. E.g. 12/31 returns will show preliminary until the second business day of February. Composite returns can be sent externally with footnote denoting returns are preliminary.

Note: The Composite is composed of sixteen discretionary accounts. The accounts included in the Composite were valued by third party pricing services throughout the period. The Composite includes accounts that are not registered with the SEC. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the Subadvisor’s experience in managing an investment strategy substantially similar to that of the Fund. Other methods of computing returns may produce different results, and the results for different periods will vary.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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